SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported): October 5, 2011

                                FONAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                    0-10248                       11-2464137
---------------             ----------------             -------------------
(State or other             (Commission File              (I.R.S. Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)

                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929
               ---------------------------------------------------
               (Address, including zip code, and telephone number
                   of registrant's principal executive office)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 8.01 Other events


In a press release dated October 5, 2011, FONAR reported findings made by medical researchers at FONAR relating to the possible cause of multiple sclerosis based on observations made possible by the FONAR UPRIGHT(R) Multi-Position(TM) MRI scanner.

Exhibits

     99.1 Press Release dated October 5, 2011

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FONAR CORPORATION
                                                (Registrant)

                                                By: /s/ Raymond Damadian
                                                    Raymond Damadian
                                                    President and Chairman

Dated:   October 6, 2011